Exhibit 10.9

                      CHANGE IN CONTROL SEVERANCE AGREEMENT

     THIS CHANGE IN CONTROL SEVERANCE AGREEMENT ("Agreement") is made and entered into as of this _______ day of __________________, 1997, by and between First Security Federal Savings Bank (hereinafter referred to as the "Association" whether in mutual or stock form), and Adrian Hawryliw (the "Employee").

     WHEREAS,   the  Employee  is  currently  serving  as   Vice-President   and
Philadelphia Branch Manager of the Association; and

     WHEREAS, the Association has adopted a plan of conversion whereby the Association will convert to capital stock form as the subsidiary of First SecurityFed Financial, Inc. (the "Holding Company"), subject to the approval of the Association's members and the Office of Thrift Supervision (the "Conversion"); and

     WHEREAS, the board of directors of the Association ("Board of Directors") recognizes that, as is the case with publicly held corporations generally, the possibility of a change in control of the Holding Company and/or the Association may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Association, the Holding Company and their respective stockholders; and

     WHEREAS, the Board of Directors believes it is in the best interests of the Association to enter into this Agreement with the Employee in order to assure continuity of management of the Association and to reinforce and encourage the continued attention and dedication of the Employee to the Employee's assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Holding Company or the Association, although no such change is now contemplated; and

     WHEREAS, the Board of Directors has approved and authorized the execution of this Agreement with the Employee to take effect as stated in Section 2 hereof;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

1.   Definitions.

     (a) The term "Change in Control" means (1) an event of a nature that (i) results in a change in control of the Association or the Holding Company within the meaning of the Home Owners' Loan Act of 1933 and 12 C.F.R. Part 574 as in effect on the date hereof; or (ii) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); (2) any person (as the term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Association or the Holding Company representing 20% or more of the Association's or the Holding Company's outstanding securities; (3)
          individuals who are members of the board of directors of the Association or the Holding Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; or (4) a reorganization, merger, consolidation, sale of all or substantially all of the assets of the Association or the Holding Company or a similar transaction in which the Association or the Holding Company is not the resulting entity. The term "Change in Control" shall not include an acquisition of securities by an employee benefit plan of the Association or the Holding Company or the acquisition of securities of the Association by the Holding Company in connection with the Conversion.

     (b) The term "Commencement Date" means the date of completion of the Association's conversion to stock form

     (c) The term "Date of Termination" means the earlier of (1) the date upon which the Association gives notice to the Employee of the termination of the Employee's employment with the Association or (2) the date upon which the Employee ceases to serve as an employee of the Association.

     (d) The term "Involuntary Termination" means termination of the employment of Employee without the Employee's express written consent, and shall, subject to the last sentence in this paragraph, include a material diminution of or interference with the Employee's duties, responsibilities and benefits as Treasurer and Vice-President and Philadelphia Branch Manager of the Association, including (without limitation) any of the following actions unless consented to in writing by the Employee: (1) a change in the principal workplace of the Employee to a location outside of a 30 mile radius from the Association's headquarters office as of the date hereof; (2) a material demotion of the Employee; (3) a material reduction in the number or seniority of other Association personnel reporting to the Employee or a material reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the Employee, other than as part of a Association- or Holding Company-wide reduction in staff; (4) a material adverse change in the Employee's salary, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Association or the Holding Company; and (5) a material permanent increase in the required hours of work or the workload of the Employee. The term "Involuntary Termination" does not include Termination for Cause or termination of employment due to retirement, death, disability or suspension or temporary or permanent prohibition from participation in the conduct of the Association's affairs under Section 8 of the Federal Deposit Insurance Act ("FDIA") and shall not include a material diminution of or interference with the Employee's duties, responsibilities and benefits unless the employee or the Association submits written notice of involuntary termination within 120 days thereof.

     (e) The terms "Termination for Cause" and "Terminated For Cause" mean termination of the employment of the Employee because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement.

2. Term. The term of this Agreement shall be a period of two years commencing on the Commencement Date, subject to earlier termination as provided herein. Beginning on the first anniversary of the Commencement Date, and on each anniversary thereafter until the first anniversary of the Commencement Date after the Employee reaches age 65, the term of this Agreement shall be extended for a period of one year in addition to the then-remaining term, provided that, prior to such anniversary, the Board of Directors of the Association explicitly reviews and approves the extension. Reference herein to the term of this Agreement shall refer to both such initial term and such extended terms.

3.   Severance Benefits; Regulatory Provisions.

     (a) Involuntary Termination in Connection With a Change in Control. In the event of Involuntary Termination in connection with or within 24 months after a Change in Control which occurs during the term of this Agreement, the Association shall, subject to Section 4 of this Agreement, (1) pay to the Employee in a lump sum in cash within 25 business days after the Date of Termination an amount equal to 200% of the Employee's "base amount" as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"); and (2) provide to the Employee during the remaining term of this Agreement such health insurance benefits as the Association maintained for executive officers at the Date of Termination on terms as favorable to the Employee as applied at the Date of Termination. The total of payments to the Employee under this section shall not exceed three times his average compensation from the Association over the five most recent taxable years (or, if employed by the Association for a shorter period, over the period of his employment by the Association).

     (b) Temporary Suspension or Prohibition. If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Association's affairs by a notice served under Section 8(e)(3) or
          (g)(1)  of  the  FDIA,  12  U.S.C.  '  1818(e)(3)   and  (g)(1),   the
          Association's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Association may in its discretion (i) pay the Employee all or part of the compensation withheld while its obligations under this Agreement were suspended and
          (ii) reinstate in whole or in part any of its obligations which were suspended.

     (c) Permanent Suspension or Prohibition. If the Employee is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under Section 8(e)(4) or
          (g)(1) of the FDIA, 12 U.S.C. ' 1818(e)(4) and (g)(1), all obligations of the Association under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

     (d) Default of the Association. If the Association is in default (as defined in Section 3(x)(1) of the FDIA), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

     (e) Termination by Regulators. All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the
          Association: (1) by the Director of the Office of Thrift Supervision (the "Director") or his or her designee, at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in Section 13(c) of the FDIA; or (2) by the Director or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Association or when the Association is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

4. Certain Reduction of Payments by the Association.

     (a) Notwithstanding any other provision of this Agreement, if the value and amounts of benefits under this Agreement, together with any other amounts and the value of benefits received or to be received by the Employee in connection with a Change in Control would cause any amount to be nondeductible by the Association or the Holding Company for federal income tax purposes pursuant to Section 280G of the Code, then amounts and benefits under this Agreement shall be reduced (not less than zero) to the extent necessary so as to maximize amounts and the value of benefits to the Employee without causing any amount to become nondeductible by the Association or the Holding Company pursuant to or by reason of such Section 280G. The Employee shall determine the allocation of such reduction among payments and benefits to the Employee.

     (b) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. ' 1828(k) and any regulations promulgated thereunder.

5. No Mitigation. The Employee shall not be required to mitigate the amount of any salary or other payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by the Employee as the result of employment by another employer, by retirement benefits after the date of termination or otherwise.

6. Attorneys and/or Fees. If the Employee is purportedly Terminated for Cause and the Association denies payments and/or benefits under Section 3(a) of this Agreement on the basis that the Employee experienced Termination for Cause rather than Involuntary Termination, but it is determined by a court of competent jurisdiction or by an arbitrator pursuant to Section 13 that cause as contemplated by Section 2(e) of this Agreement did not exist for termination of the Employee's employment, or if in any event it is determined by any such court or arbitrator that the Association has failed to make timely payment of any amounts or provision of any benefits owed to the Employee under this Agreement, the Employee shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred in challenging such termination of employment or collecting such amounts or benefits. Such reimbursement shall be in addition to all rights to which the Employee is otherwise entitled under this Agreement.

7.   No Assignments.

     (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Association shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Association, by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Association would be required to perform it if no such succession or assignment had taken place. Failure of the Association to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation from the Association in the same amount and on the same terms as the compensation pursuant to Section 3(a) hereof. For purposes of implementing the provisions of this Section 7(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

     (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to the Employee hereunder if the Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee or other designee or if there is no such designee, to the Employee's estate.

8. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the Association at its home office, to the attention of the Board of Directors with a copy to the Secretary of the Association, or, if to the Employee, to such home or other address as the Employee has most recently provided in writing to the Association.

9. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

10. Headings. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

11. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

12. Governing Law. This Agreement shall be governed by the laws of the United States to the extent applicable and otherwise by the laws of the State of Illinois.

13. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

ATTEST:                                      FIRST SECURITY FEDERAL SAVINGS BANK


___________________________________          ___________________________________
Lila Maria Bodnar, Secretary                 By:     Julian E. Kulas
                                             Its:    President and Chief
                                                     Executive Officer


                                             EMPLOYEE



                                             ___________________________________
                                             Adrian Hawryliw